UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 4, 2007
ECHOSTAR COMMUNICATIONS CORPORATION
(Exact name of registrant as specified in its charter)

NEVADA		88-0336997
(State or other jurisdiction of	0-26176	(IRS Employer
incorporation)	(Commission File Number)	Identification No.)

9601 S. MERIDIAN BLVD.
ENGLEWOOD, COLORADO	80112
(Address of principal executive offices)	(Zip Code)
(303) 723-1000
(Registrant’s telephone number, including area code)
ECHOSTAR DBS CORPORATION
(Exact name of registrant as specified in its charter)

COLORADO		84-1328967
(State or other jurisdiction of	333-31929	(IRS Employer
incorporation)	(Commission File Number)	Identification No.)

9601 S. MERIDIAN BLVD.
ENGLEWOOD, COLORADO	80112
(Address of principal executive offices)	(Zip Code)
(303) 723-1000
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers
     David K. Moskowitz announced that he will be retiring from his positions as Executive Vice President, General Counsel and Secretary of EchoStar Communications Corporation and its subsidiaries (“EchoStar”), effective July 1, 2007. Mr. Moskowitz will assume the role of Senior Advisor to EchoStar and will remain a member of our Board of Directors.
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

ECHOSTAR COMMUNICATIONS CORPORATION ECHOSTAR DBS CORPORATION

Date: June 5, 2007	By:	/s/ Bernard L. Han

Bernard L. Han Executive Vice President and Chief Financial Officer

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